UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2020

HUAIZHONG HEALTH GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55369	90-1020141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Tianan Technology Park 13/F Headquarters Center Building 16 555 Panyu North Ave., Panyu District, Guangzhou City, China
(Address of principal executive offices)

+86 (20) 2982 9356
(Registrant’s telephone number, including area code)

ADAIAH DISTRIBUTION, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2020, Adaiah Distribution, Inc., a Nevada corporation (the “Company”) filed Articles of Conversion /Exchange/Merger to change its name to “Huaizhong Health Group, Inc.” (the "Name Change"). The Name Change became effective as of December 15, 2020.

In connection with the Name Change, the Company will not change the stock symbol, which will remain “ADAD”.

The full text of the Articles of Conversion/Exchange/Merger to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Articles of Conversion/Exchange/Merger
3.2	Agreement of Merger
3.3	Articles of Incorporation Huaizhong Health Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUAIZHONG HEALTH GROUP, INC.

Dated: January 28, 2021	/s/ Yuantang Wang
Name: Yuantong wang
Title: President and Chief Executive Officer

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